Exhibit 99.1

Crystal River Capital, Inc.

Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010

FOR IMMEDIATE RELEASE

MONDAY, AUGUST 10, 2009

Crystal River’s management will host a dial-in teleconference to review its second quarter 2009 financial results on August 11, 2009 at 4:30 p.m. (EDT). The teleconference can be accessed by dialing 877-419-6598 or 719-325-4890 (International). A replay of the recorded teleconference will be available through August 25, 2009. The replay can be accessed by dialing 888-203-1112 or 719-457-0820 (International) and entering passcode 4562246. A live audio webcast of the call will be accessible on the Company’s website, www.crystalriverreit.com, via a link from the Investor Relations section. A replay of the audio webcast will be archived in the Investor Relations section of the Company’s website.

CRYSTAL RIVER REPORTS SECOND QUARTER 2009 FINANCIAL RESULTS

NEW YORK, NY—August 10, 2009—Crystal River Capital, Inc. (“Crystal River” or the “Company”) (OTCBB: CYRV) today announced its results for the quarter ended June 30, 2009.

For additional information, please refer to Crystal River’s letter to stockholders, which has been posted to the Investor Relations section of the Company’s website at www.crystalriverreit.com.

I.            SECOND QUARTER UPDATE

•                  Operating results: The net loss for the quarter ended June 30, 2009 totaled $6.5 million, or $0.26 per share, compared to a net loss of $75.5 million, or $3.04 per share, for the second quarter of 2008 and a net loss of $10.0 million, or $0.40 per share, for the first quarter of 2009. The decrease in the net loss from the first quarter was primarily attributable to a lower loan loss allowance on the real estate loans and net mark-to-market loss on the assets and liabilities valued under fair value option that were recorded in the first quarter and an increase in realized and unrealized gain on derivatives in the second quarter.

•                  Liquidity and leverage update: The amount drawn under the Company’s revolving credit facility remained unchanged as of June 30, 2009 from March 31, 2009 at $28.9 million.

Dividend Information

Crystal River announced that its Board of Directors declared a cash distribution for the quarter ended September 30, 2009 of $0.10 per share of common stock. The cash distribution will be paid on October 30, 2009 to stockholders of record as of the close of business on September 30, 2009.

In order to comply with the REIT provisions of the Internal Revenue Code, the Company generally intends to distribute each year substantially all of its taxable income (which does not necessarily equal net income as calculated in accordance with GAAP) to its stockholders. If necessary for REIT qualification purposes, the Company may need to distribute any taxable income remaining after the distribution of any final regular quarterly dividend each year, together with the first regular quarterly dividend payment of the following taxable year or, at the Company’s discretion, in a special dividend distributed prior thereto. The dividend policy is subject to revision at the discretion of the Board of Directors. All distributions will be made at the discretion of the Board of Directors and will depend on a number of factors, including, but not limited to, operating results, taxable income and REIT qualification requirements, available tax losses, economic conditions, capital requirements, liquidity, retention of capital and the credit performance of the Company’s investment portfolio. Given the variability of these considerations, the Board of Directors will continually reevaluate these factors when determining future dividends.

About Crystal River

Crystal River Capital, Inc. (OTCBB: CYRV) is a specialty finance REIT. The Company invests in commercial real estate, real estate loans, and real estate—related securities, such as commercial and residential mortgage-backed securities. For more information, visit www.crystalriverreit.com.

COMPANY CONTACT

Jody Sheu

Crystal River Capital, Inc.

(212) 549-8346

jsheu@crystalriverreit.com

[CRZ-F]

II.        CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	March 31,	December 31,
(in thousands, except share and per share data)	2009	2009	2008
ASSETS
Investment securities, at fair value:
Available-for-sale securities	$14,540	$16,103	$21,615
Held-for-trading securities	42,713	37,459	51,301
Real estate loans	2,517	2,514	9,034
Real estate loans held for sale	5,058	5,058	5,058
Commercial real estate, net	225,006	226,632	228,259
Other investments	1,550	1,550	1,550
Intangible assets	72,724	74,132	75,541
Cash and cash equivalents	1,930	1,499	6,239
Restricted cash	17,501	25,186	26,107
Receivables	7,733	7,434	7,297
Rent enhancement receivable, related party	12,620	13,198	13,828
Prepaid expenses and other assets	1,965	296	939
Deferred financing costs, net	1,495	1,514	1,533
Total Assets	$407,352	$412,575	$448,301
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Liabilities
Accounts payable and accrued expenses	$2,863	$3,826	$2,652
Dividends payable	2,522	2,511	2,511
Intangible liabilities	69,525	70,895	72,265
Collateralized debt obligations	40,538	35,521	45,429
Junior subordinated notes	51,550	51,550	51,550
Mortgages payable	219,380	219,380	219,380
Secured revolving credit facility, related party	28,920	28,920	32,920
Interest payable	1,989	2,088	1,357
Derivative liabilities	31,184	47,067	57,646
Total Liabilities	448,471	461,758	485,710
Commitments and Contingencies
Stockholders’ Equity (Deficit)
Preferred stock, par value $0.001 per share, 100,000,000 shares authorized, no shares issued and outstanding	—	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized, 24,909,254; 24,905,253; and 24,905,252 shares issued and outstanding, respectively	25	25	25
Additional paid-in capital	564,690	564,615	564,560
Accumulated other comprehensive loss	(64,278)	(9,152)	(9,815)
Accumulated deficit	(541,556)	(604,671)	(592,179)
Total Stockholders’ Equity (Deficit)	(41,119)	(49,183)	(37,409)
Total Liabilities and Stockholders’ Equity (Deficit)	$407,352	$412,575	$448,301

Condensed Consolidated Statements of Operations (Unaudited)

	Three months ended			Six months ended
(in thousands, except share and per share data)	June 30, 2009	March 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Revenues
Interest income – investment securities	$7,096	$13,888	$24,355	$20,984	$64,292
Interest income – real estate loans	228	458	2,207	686	4,819
Other interest and dividend income	41	19	218	60	887
Total interest and dividend income	7,365	14,365	26,780	21,730	69,998
Rental income, net	5,446	5,604	5,550	11,050	11,212
Total revenues	12,811	19,969	32,330	32,780	81,210

Expenses
Interest expense	6,195	6,533	10,732	12,728	35,000
Management fees, related party	—	—	418	—	1,085
Professional fees	361	444	585	805	1,253
Depreciation and amortization	3,022	3,022	3,022	6,044	6,044
Insurance expense	483	424	480	907	810
Directors’ fees	86	85	127	171	280
Public company expense	167	111	302	278	413
Commercial real estate expenses	382	393	420	775	837
Provision for loss on real estate loans	—	6,758	7,386	6,758	16,449
Other expenses	82	82	546	164	922
Total expenses	10,778	17,852	24,018	28,630	63,093

Other Revenues (Expenses)
Realized net gain (loss) on sale of investment securities, real estate loans and other investments	69	40	(1,263)	109	(5,048)
Realized and unrealized gain (loss) on derivatives	6,496	3,871	5,351	10,367	(38,031)
Total other-than-temporary impairments on available-for-sale securities	(37,328)	(5,784)	(18,310)	(43,112)	(85,464)
Portion of other-than-temporary impairments recognized in OCI	22,979	—	—	22,979	—
Net change in assets and liabilities valued under fair value option	969	(9,876)	(69,355)	(8,907)	(102,203)
Loss from equity investments	—	—	—	—	(40)
Other	(1,708)	(349)	(270)	(2,057)	(552)
Total other expenses	(8,523)	(12,098)	(83,847)	(20,621)	(231,338)

Net Loss	$(6,490)	$(9,981)	$(75,535)	$(16,471)	$(213,221)

Net loss per share – basic and diluted	$(0.26)	$(0.40)	$(3.04)	$(0.65)	$(8.60)
Weighted average shares of common stock outstanding: (1)

Basic and diluted	25,189,825	25,131,361	24,807,529	25,160,754	24,778,788

Dividends declared per share of common stock	$0.10	$0.10	$0.30	$0.20	$0.98

(1) Including other participating securities.

Net Investment Income (Unaudited)

	Three months ended			Six months ended
(in thousands, except share and per share data)	June 30, 2009	March 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Total interest and dividend income	$7,365	$14,365	$26,780	$21,730	$69,998
Rental income, net	5,446	5,604	5,550	11,050	11,212
Loss from equity investments	—	—	—	—	(40)
Interest expense	(6,195)	(6,533)	(10,732)	(12,728)	(35,000)

Net Investment Income	$6,616	$13,436	$21,598	$20,052	$46,170

Net Investment Income Per Share	$0.26	$0.53	$0.87	$0.80	$1.86
Weighted average shares of common stock outstanding:
Basic and diluted	25,189,825	25,131,361	24,807,529	25,160,754	24,778,788

Comprehensive Loss (Unaudited)

	Three months ended			Six months ended
(in thousands)	June 30, 2009	March 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Net Loss	$(6,490)	$(9,981)	$(75,535)	$(16,471)	$(213,221)

Cumulative effect of the adoption of new accounting principle	(72,126)	—	—	(72,126)	—
Changes in OCI - securities available for sale	16,699	195	1,784	16,894	(6,199)
Realization of deferred unrealized losses on cash flow hedges	—	—	8,327	—	13,181
Amortization of net realized losses on cash flow hedges into interest expense	301	468	300	769	445
Comprehensive Loss	$(61,616)	$(9,318)	$(65,124)	$(70,934)	$(205,794)

SUPPLEMENTAL INFORMATION

Total Investment Portfolio at June 30, 2009

The following table summarizes the Company’s investment portfolio at June 30, 2009, March 31, 2009, and June 30, 2008:

	June 30, 2009			March 31, 2009			June 30, 2008
($ in millions)	Carrying Value		% Total	Carrying Value		% Total	Carrying Value	% Total
Available for sale securities
CMBS	$50.3		17.3%	$44.6		15.4%	$241.7	40.2%
Prime RMBS	4.8		1.6%	6.1		2.1%	37.8	6.3%
Subprime RMBS	2.2		0.8%	2.9		1.0%	16.3	2.7%
Preferred stock	—		—	0.0		0.0%	0.0	0.0%
Direct real estate loans
Construction loans	—		—	—		—	16.0	2.7%
Mezzanine loans	5.1	(1)	1.7%	5.1	(1)	1.8%	26.3	4.4%
Whole loans	2.5		0.9%	2.5		0.9%	29.6	4.9%
Commercial real estate–owned(2)	225.0		77.2%	226.6		78.2%	231.5	38.5%
Other	1.6		0.5%	1.6		0.6%	1.6	0.3%
Total	$291.5		100.0%	$289.4		100.0%	$600.8	100.0%

(1)                         Includes one loan in the amount of $5.1 million held for sale.

(2)                         Excludes intangible assets.

Second Quarter 2009 Securities Roll-Forward Table

The table below details the impact of purchases and sales, principal paydowns, premium and discount amortization, and market value adjustments on our investment securities during the second quarter of 2009:

(in millions)	CMBS	Prime RMBS	Subprime RMBS	Total Portfolio
Carrying Value March 31, 2009	$44.6	$6.1	$2.9	$53.6
Principal paydowns	—	(0.3)	(0.1)	(0.4)
Principal loss	—	(1.0)	(0.7)	(1.7)
Amortization	(2.9)	(1.2)	(0.5)	(4.6)
Market value adjustments:
CDO assets	7.4	0.2	0.4	8.0
Non-CDO assets	(9.4)	(3.7)	(1.2)	(14.3)
OCI	10.6	4.7	1.4	16.7
Carrying Value June 30, 2009	$50.3	$4.8	$2.2	$57.3

COMMERCIAL REAL ESTATE (“CRE”) INVESTMENT PORTFOLIO

At June 30, 2009, Crystal River’s CRE investment portfolio totaled $228.2 million. The CRE portfolio consists of three high-quality office buildings 100% leased on a triple-net basis to JPMorgan Chase. The buildings are financed with long-term fixed-rate mortgage loans.

CRE investment portfolio at June 30, 2009:

Location	Tenant	Year of Lease Expiry	Total Area (000s Sq. Ft.)	Book Value(1) (Millions)	Mortgage Debt (Millions)	Net Book Equity (Millions)
Houston, Texas	JPMorgan Chase	2021	428.6	$59.4	$53.4	$6.0
Arlington, Texas	JPMorgan Chase	2027	171.5	21.2	20.9	0.3
Phoenix, Arizona	JPMorgan Chase	2021	724.0	147.6	145.1	2.5
Total CRE			1,324.1	$228.2	$219.4	$8.8

(1)       Book value includes intangible assets and intangible liabilities, but excludes rent-enhancement and straight-line rent receivables.

REAL ESTATE LOAN INVESTMENT PORTFOLIO

At June 30, 2009, Crystal River’s real estate loan portfolio, which consists of two mezzanine loans (one of which is held for sale), a construction loan and a whole loan, totaled $7.6 million and had a weighted average interest rate of 9.3%.

Real estate loan portfolio at June 30, 2009:

	Mezzanine Loans		Construction Loans			Whole Loans		Total / WA(1)
($ in millions)	Fixed	Floating	Fixed		Floating	Fixed	Floating	Fixed		Floating
Outstanding Face Amount	$17.4	$—	$14.6		$—	$—	$2.5	$32.0		$2.5
Carrying Value	5.1	—	—		—	—	2.5	5.1		2.5
Amortized Cost	17.4	—	14.6		—	—	2.5	32.0		2.5
Number of Loans	2	—	1		—	—	1	3		1
Number of loans that are delinquent	1	—	1		—	—	—	2		—
WA Fixed Rate	10.1%	—	16.0	%(3)	—	—	n/a	10.1	%(4)	n/a
WA Floating Rate:
Spread over LIBOR(2)	n/a	—	n/a		—	—	3.3%	n/a		3.3%

(1)       Weighted Average (“WA”).

(2)       London Interbank Offered Rate (“LIBOR”).

(3)       Construction loan has been placed on non-accrual status.

(4)       Excludes 16.0% WA fixed rate for construction loan.

CMBS INVESTMENT PORTFOLIO

CMBS portfolio by credit rating at June 30, 2009:

			Weighted Average
($ in millions)	Amortized Cost	Carrying Value	Yield(1)	Term (Yrs)(2)
BBB	$70.4	$11.3	51.4%	7.6
BB	41.0	8.2	65.7%	6.3
B	82.5	11.9	95.4%	6.1
Below B	68.4	18.9	147.8%	4.2
Total CMBS	$262.3	$50.3	100.3%	5.7

(1)       Yield is the implied loss-adjusted yield based on our expectation of future cash flows and the fair value of the security.

(2)       Refers to the loss-adjusted weighted average remaining life.

Credit Characteristics of CMBS portfolio by vintage at June 30, 2009:

CDO Assets:

Vintage	WA Rating(1)	Original Face Amount	Outstanding Face Amount	Carrying Value	Principal Subordination	Delinquency 60+/FC/REO(2)	Cumulative Loss to Date(3)
Pre-2005	B	$2.8	$2.8	$0.6	3.65%	1.54%	0.00%
2005	B	244.8	244.8	21.2	2.62%	2.88%	0.00%
2006	B-	248.3	248.3	15.4	2.29%	2.95%	0.00%
2007	CCC	27.9	27.9	1.4	2.69%	1.77%	0.00%
Total CMBS	B-	$523.8	$523.8	$38.6	2.48%	2.85%	0.00%

(1)       Rounded to nearest rating.

(2)       “60+” means that a payment on an underlying collateral loan is more than 60 days past due; “FC” means that the collateral underlying the loan is under foreclosure; “REO” means that the collateral underlying the loan has been foreclosed and is owned by the issuing trust. Delinquency rates refer to the entire securitization.

(3)       Actual losses against securities in Crystal River’s portfolio, based on original face amount.

Non-CDO Assets:

Vintage	WA Rating	Original Face Amount	Outstanding Face Amount	Carrying Value	Principal Subordination	Delinquency 60+/FC/REO	Cumulative Loss to Date
2005	CC+	$50.8	$43.3	$2.3	0.21%	1.86%	14.82%
2006	CC+	119.6	119.6	4.5	0.60%	2.84%	0.00%
2007	CC+	132.8	132.8	4.9	1.17%	2.11%	0.00%
Total CMBS	CC+	$303.2	$295.7	$11.7	0.78%	2.37%	2.48%

PRIME RMBS INVESTMENT PORTFOLIO

Prime RMBS portfolio by credit rating at June 30, 2009:

			Weighted Average
($ in millions)	Amortized Cost	Carrying Value	Yield	Term (Yrs)
BB and above	$0.8	$0.1	261.0%	8.8
B	2.2	0.3	705.9%	7.6
Below B	19.1	4.4	267.0%	4.4
Total Prime RMBS	$22.1	$4.8	295.6%	4.7

Credit Characteristics of Prime RMBS portfolio by vintage at June 30, 2009:

CDO Assets:

Vintage	WA Rating	Original Face Amount	Outstanding Face Amount	Carrying Value	Principal Subordination	Delinquency 60+/FC/REO	Cumulative Loss to Date
2003	CCC	$1.9	$1.7	$0.3	0.25%	0.52%	0.00%
2004	CC+	18.8	11.7	0.5	0.95%	15.48%	2.45%
2005	CC+	80.2	64.7	1.9	0.79%	15.45%	2.20%
Total Prime RMBS	CC+	$100.9	$78.1	$2.7	0.80%	15.13%	2.22%

Non-CDO Assets:

Vintage	WA Rating	Original Face Amount	Outstanding Face Amount	Carrying Value	Principal Subordination	Delinquency 60+/FC/REO	Cumulative Loss to Date
2003	NR	$1.9	$1.5	$0.1	0.00%	0.52%	11.92%
2004	NR	3.0	0.7	—	0.00%	3.60%	72.47%
2005	CC+	66.3	47.9	1.7	0.44%	9.00%	9.55%
2006	C	4.0	3.8	0.1	0.68%	3.26%	0.00%
2007	C-	17.1	11.5	0.2	0.11%	4.75%	39.38%
Total Prime RMBS	CC+	$92.3	$65.4	$2.1	0.38%	7.67%	11.70%

SUBPRIME RMBS INVESTMENT PORTFOLIO

Subprime RMBS portfolio by credit rating at June 30, 2009:

			Weighted Average
($ in millions)	Amortized Cost	Carrying Value	Yield	Term (Yrs)
BBB	$2.6	$0.7	70.9%	5.0
BB	0.2	0.3	(61.4)%	1.0
B	2.1	0.1	133.2%	18.3
Below B	4.6	1.1	601.8%	3.3
Total Subprime RMBS	$9.5	$2.2	307.5%	4.1

Credit Characteristics of Subprime RMBS portfolio by vintage at June 30, 2009:

CDO Assets:

Vintage	WA Rating	Original Face Amount	Outstanding Face Amount	Carrying Value	Principal Subordination	Delinquency 60+/FC/REO	Cumulative Loss to Date
2005	CC+	$67.1	$42.5	$0.9	5.64%	33.37%	25.75%
Total Subprime RMBS	CC+	$67.1	$42.5	$0.9	5.64%	33.37%	25.75%

Non-CDO Assets:

Vintage	WA Rating	Original Face Amount	Outstanding Face Amount	Carrying Value	Principal Subordination	Delinquency 60+/FC/REO	Cumulative Loss to Date
2005	BB+	$19.5	$6.9	$0.4	0.69%	31.15%	24.27%
2006	B+	13.2	8.9	0.5	4.32%	23.37%	39.32%
2007	C	9.1	9.1	0.4	1.16%	30.61%	0.00%
Total Sub-prime RMBS	CCC	$41.8	$24.9	$1.3	2.17%	28.16%	23.19%

Financing Details

The following table shows the Company’s investment securities, real estate loans, other investments and other assets as of June 30, 2009 and the different lines used to finance such assets, categorized by (i) CDO debt, (ii) other term debt, such as mortgage loans on commercial real estate and trust preferred securities and (iii) the Company’s secured revolving credit facility:

	Assets	Debt
($ in millions)	Carrying Value	CDO Debt(1)	Other Term Debt	Funding Facility
CMBS	$50.3	$37.2	$—	$3.2
Prime RMBS	4.8	2.5	—	—
Subprime RMBS	2.2	0.8	—	—
Real estate loans	7.6	—	—	6.1
Commercial real estate	225.0	—	219.4	19.6
Trust Preferred Securities	1.6	—	51.6	—
Other	115.9	—	—	—
Total	$407.4	$40.5	$271.0	$28.9

(1)       CDO debt has been allocated based upon the asset mix within the Company’s CDOs.

CDO and Non-CDO Assets

The table below summarizes the breakdown of our investment securities between assets held by non-recourse securitization subsidiaries financed by CDO debt and assets held directly at June 30, 2009:

($ in millions)	Consolidated Carrying Value	CDO Assets	Non-CDO Assets
CMBS	$50.3	$38.6	$11.7
Prime RMBS	4.8	2.7	2.1
Subprime RMBS	2.2	0.9	1.3
Total	$57.3	$42.2	$15.1

Our securitized assets are held by two non-recourse securitization subsidiaries financed by CDO debt.  The table below details the assets and liabilities of these securitizations at June 30, 2009:

($ in millions)	Consolidated Outstanding Face Amount	Consolidated Carrying Value	CDO I	CDO II
CMBS	$819.5	$38.6	$9.3	$29.3
Prime RMBS	143.5	2.7	2.7	—
Subprime RMBS	67.4	0.9	0.9	—
Receivables, cash and other assets	—	4.3	1.6	2.7
Collateralized debt obligations	(459.6)	(40.5)	(12.0)	(28.5)
Derivative and other liabilities, net	—	(21.6)	(3.5)	(18.1)
Net Equity	$570.8	$(15.6)	$(1.0)	$(14.6)

OTHER INFORMATION

The Company will file a Form 10-Q for the quarter ended June 30, 2009 with the Securities and Exchange Commission. Please read the Form 10-Q carefully as it will contain Crystal River’s consolidated financial statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Form 10-Q also will be made available under the Investor Relations section of Crystal River’s website at www.crystalriverreit.com.

Definition of Net Investment Income

This press release and accompanying financial information make reference to Net Investment Income. The Company considers its Net Investment Income to be total revenues, including income (loss) from equity investments, less interest expense. The Company believes that Net Investment Income provides useful information to investors because it represents the largest component of the Company’s Operating Earnings, which management believes is an effective indicator of the Company’s profitability and financial performance over time. The Company provides the components of Net Investment Income with the financial statements accompanying this press release. Net Investment Income is a non-GAAP measure that does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies.

Forward-Looking Information

This news release, and our public documents to which we refer, contain or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to our future financial results and future dividend payments. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, changes in interest rates, changes in the yield curve, changes in prepayment rates, the effectiveness of our hedging strategies, the availability of mortgage-backed securities and other targeted investments for purchase and origination, the availability and cost of capital for financing future investments and, if available, the terms of any such financing, changes in the market value of our assets, future margin reductions and the availability of liquid assets to post additional collateral, changes in business conditions and the general economy, competition within the specialty finance sector, changes in government regulations affecting our business, our ability to maintain our qualification as a real estate investment trust for federal income tax purposes, and other risks disclosed from time to time in our filings with the Securities and Exchange Commission. For more information on the risks facing the Company, see the risk factors in Exhibit 99.1 to our Form 10-Q/A for the period ended March 31, 2009, which we filed with the SEC on June 5, 2009, and the risk factors in Exhibit 99.1 to our Form 10-Q for the period ended June 30, 2009, which we expect to file with the SEC on August 10, 2009. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.